UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 15, 2007

                             GLOBAL GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       02-69494                13-3025550
          --------                       --------                ----------
 (State or other jurisdiction          (Commission                  (IRS
       of incorporation)               File Number)          Identification No.)


            45 East Putnam Avenue, Greenwich, CT                06830
          ----------------------------------------              -----
          (Address of principal executive offices)            (Zip Code)




        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

                     Employment Agreement of Mr. Jan Dulman

On June 15, 2007, the Board of Directors (based on the decision of the Compensation Committee and without the participation of Messrs. Gallagher and Krikorian) approved a new employment agreement for Jan Dulman with respect to his employment as the Controller of the Company. The Board of Directors unanimously elected Mr. Dulman as the Chief Financial Officer. The revised new agreement provides that Mr. Dulman will resign as Contoller and assume the title of Chief Financial Officer effective June 1, 2007 and will receive an annual base salary of $125,000, representing a 108% increase over his previous salary and is entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. The new agreement is for two years and two months terminating on July 31, 2009.

Pursuant to the new agreement, Mr. Dulman was also granted (i) 150,000 shares of restricted stock to vest in four equal installments of 37,500 shares each on January 31, 2008, July 31, 2008, January 31, 2009 and July 31, 2009 and (ii)
150,000 stock options to purchase Common Stock at $0.83 per share (the arithmetic mean of the high and low prices of the Company's stock on June 15,
2007), to vest in equal installments of 75,000 shares each on August 1, 2007, and August 1, 2008. The restricted stock and options are subject to a substantial risk of forfeiture upon termination of his employment with the Company during the term of the Agreement and the option grant was made pursuant to the Global Gold Corporation 2006 Stock Incentive Plan.

The restricted stock and options previously awarded to Mr. Dulman will continue to vest pursuant to his original Employment Agreement.

                    Employment Agreement of Mr. Lester Caesar

On June 15, 2007, the Board of Directors (based on the decision of the Compensation Committee and without the participation of Messrs. Gallagher and Krikorian) approved the employment agreement of Lester Caesar with respect to his employment as the Controller effective June 1, 2007. Effective August 1, 2007, Mr. Caesar will receive an annual base salary of $30,000, representing a 29% decrease over his previous salary and is entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. The new agreement is for one year commencing on August 1, 2007 and terminating on July 31, 2008.

Pursuant to the new agreement, Mr. Caesar was also granted 20,000 shares of restricted stock to vest in equal installments of 10,000 shares each on January 31, 2007, and July 31, 2008. The restricted stock is subject to a substantial risk of forfeiture upon termination of his employment with the Company during the term of the Employment Agreement.

The restricted stock previously awarded to Mr. Caesar will continue to vest pursuant to his original employment agreement.

             Amendment to Employment Agreement of Mr. Hrayr Agnerian

On June 15, 2007, the Board of Directors (based on the decision of the Compensation Committee and without the participation of Messrs. Gallagher and Krikorian) also approved an amendment the employment agreement of Mr. Hrayr Agnerian with respect to his employment as Senior Vice President for Exploration and Development of the Company. The revised Employment Agreement provides that Mr. Agnerian will increase his receive an annual base salary of $150,000, representing a 140% increase over his previous salary effective June 1, 2007 and is entitled to receive any bonus as determined in accordance with any plan approved by the Board of Directors. The amended Employment Agreement terminates on December 31, 2008.

Pursuant to the revised agreement, Mr. Agnerian was also granted an additional
(i) 116,666 shares of restricted stock to vest in three equal installments of 38,889 shares each on December 31, 2007, June 30, 2008 and December 31, 2008 and
(ii) 116,666 stock options to purchase Common Stock at $0.83 per share (the arithmetic mean of the high and low prices of the Company's stock on June 15,
2007), to vest in equal installments of 58,333 shares each on December 31, 2007, and December 31, 2008. The restricted stock and options are subject to a substantial risk of forfeiture upon termination of his employment with the Company during the term of the Agreement and the option grant was made pursuant to the Global Gold Corporation 2006 Stock Incentive Plan.

The restricted stock and options previously awarded to Mr. Agnerian will continue to vest pursuant to his original Employment Agreement.

The foregoing descriptions of the Mr. Dulman's and Mr. Caesar's new Employment Agreements and Mr. Agnerian amended Employment Agreement are qualified in their entirety by reference to the actual terms of the amendments to the agreements which will be filed as an exhibit to Form 10-QSB of the Company to be filed with the Securities and Exchange Commission covering this reporting period.

Item 3.01 Unregistered Sales of Equity Securities.

On June 20, 2007, Global Gold Corporation sold $16,500 in common shares, pursuant to exemptions from registration requirements of the Securities Act to Drury Gallagher, the Company's Chairman Emeritus, Treasurer and Secretary. The transaction involved the exercise of options originally issued on June 30, 2002. The transaction involved the issuance of 150,000 shares of common stock at $0.11 per share in accordance with the options.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information in item 1.01 is incorporated by reference. Mr. Jan Dulman is appointed Chief Financial Officer of the Company effective June 1, 2007. Mr. Lester Caesar's departure as Chief Financial Officer to assume the Controller position. In addition, in a press release dated June 20, 2007 the Company announced that the President, Michael Mason, will be resigning from his position for personal reasons and assuming a consultant role with the Company.

Item 8.01 Other Events

On June 20, 2007, the Company issued a press release announcing that at the Annual Meeting of Stockholders of the Company, the following directors were re-elected: Mr. Drury J. Gallagher, Van Z. Krikorian, Nicholas J. Aynilian, Ian
C. Hague and Harry Gilmore. The Company also announced that Sherb & Co LLP was re-elected as the Company's outside auditor. The Company also announced the formation of a Nominating Committee which is comprised of all of its independent directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.



                         Item 9.01         Exhibits

                         Exhibit No.       Description

                         3.1 Nominating and Governance Charter approved June 15, 2007.

                         99.1 Press release of Global Gold Corporation dated June 20, 2007, announcing the results of Annual Shareholder Meeting, updates on operations, board approved additional governance standards, and personnel changes.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             GLOBAL GOLD CORPORATION

             Dated: June 20, 2007                    Global Gold Corporation

                                                 By: /s/Van Z. Krikorian
                                                     ---------------------
                                               Name: Van Z. Krikorian
                                              Title: Chairman and Chief
                                                     Executive Officer